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                                                                    Exhibit 99.1

                                    EXHIBIT 1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  January 8, 2002        MERCANTILE EQUITY PARTNERS III, L.P., an Illinois
                               limited partnership, its Managing Member

                               By: Mercantile Equity Partners III, L.L.C., an Illinois limited liability company, its General Partner

                                      By:    /s/ I. Steven Edelson
                                             ---------------------
                                      Name:  I. Steven Edelson
                                      Title: Managing Member

                               MERCANTILE EQUITY PARTNERS III, L.L.C., an
                               Illinois limited liability company, its General Partner

                               By:    /s/ I. Steven Edelson
                                      ---------------------
                               Name:  I. Steven Edelson
                               Title: Managing Member

                               MERCANTILE CAPITAL PARTNERS I, LP, an Illinois limited partnership

                               By: Mercantile Capital Group, LLC, a Delaware limited liability company, its general partner

                                      By:    Mercantile Capital Management
                                             Corp., an Illinois corporation,
                                             its manager

                                             By:    /s/ I. Steven Edelson
                                                    ---------------------
                                                    Name:  I. Steven Edelson
                                                    Title: President

                               MERCANTILE CAPITAL GROUP, LLC, a Delaware limited liability company

                               By: Mercantile Capital Management Corp., an Illinois corporation, its manager

                                      By:    /s/ I. Steven Edelson
                                             ---------------------
                                      Name:  I. Steven Edelson
                                      Title: President

                               MERCANTILE CAPITAL MANAGEMENT CORP., an Illinois corporation, its manager

                               By:    /s/ I. Steven Edelson
                                      ---------------------
                               Name:  I. Steven Edelson
                               Title: President


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                        THE EDELSON FAMILY TRUST DATED
                        SEPTEMBER 17, 1997

                        By:    /s/ I. Steven Edelson
                               ---------------------
                        Name:  I. Steven Edelson
                        Title: Trustee

                        ASIA INTERNET INVESTMENT GROUP I, LLC,
                        a Delaware limited liability company

                        By: Asia Investing Group, LP, a Delaware limited partnership, its managing member

                               By:    Asia Investors Group, LLC, a Delaware
                                      limited liability company, its general
                                      partner

                                      By:    Mercantile Asia Investors, LP, a
                                             Delaware limited partnership, its
                                             managing member

                                             By:    Mercantile Asia, LLC, a
                                                    Delaware limited liability
                                                    company, its general partner

                                                    By:    /s/ I. Steven Edelson
                                                           ---------------------
                                                    Name:  I. Steven Edelson
                                                    Title: Managing Member

                        ASIA INVESTING GROUP, LP, a Delaware limited partnership

                        By:    Asia Investors Group, LP, a Delaware
                               limited liability company, its general partner

                               By:    Mercantile Asia Investors, LP, a
                                      Delaware limited partnership, its
                                      managing member

                                      By:    Mercantile Asia, LLC, a
                                             Delaware limited liability
                                             company, its general partner

                                             By:    /s/ I. Steven Edelson
                                                    ---------------------
                                             Name:  I. Steven Edelson
                                             Title: Managing Member


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                        ASIA INVESTORS GROUP, LLC, a Delaware limited liability
                        company

                        By: Mercantile Asia Investors, LP, a Delaware limited partnership, its managing member

                               By:    Mercantile Asia, LLC, a
                                      Delaware limited liability
                                      company, its general partner

                                      By:    /s/ I. Steven Edelson
                                             ---------------------
                                      Name:  I. Steven Edelson
                                      Title: Managing Member

                        MERCANTILE ASIA INVESTORS, LP,
                        a Delaware limited partnership

                        By: Mercantile Asia, LLC, a Delaware limited liability company, its general partner

                               By:    /s/ I. Steven Edelson
                                      ---------------------
                               Name:  I. Steven Edelson
                               Title: Managing Member

                        MERCANTILE ASIA, LLC, a Delaware limited liability company

                        By:    /s/ I. Steven Edelson
                               ---------------------
                        Name:  I. Steven Edelson
                        Title: Managing Member


                        /s/ Michael A. Reinsdorf
                        -------------------------------------
                        MICHAEL A. REINSDORF, an Individual


                        /s/ I. Steven Edelson
                        -------------------------------------
                        I. STEVEN EDELSON, an Individual


                        /s/ Nathaniel C. A. Kramer
                        -------------------------------------
                        NATHANIEL C. A. KRAMER, an Individual